UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2007 (December 6, 2007)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas, Suite 2500, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement

On December 6, 2007, Genesis Energy, L.P. executed a second amendment to the Registration Rights Agreement previously entered into with several entities owned and controlled by the Davison family of Ruston, Louisiana in connection with the completion of our acquisition (directly and through the acquisition of certain equity interests) of their energy-related businesses on July 25, 2007.

The second amendment extends the number of days that we have to file a “shelf” registration statement with the Securities and Exchange Commission for the resale of our common units issued to the Davison entities in connection with the acquisition from no later than 135 days after July 25, 2007 to April 15, 2008.

A copy of the amendment is included as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1  Amendment No. 2 to the Registration Rights Agreement dated December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)
	By:	GENESIS ENERGY, INC., as General Partner
Date: December 11, 2007	By:	/s/ Ross A. Benavides
Ross A. Benavides Chief Financial Officer